Exhibit 10.5

                           NEGATIVE PLEDGE AGREEMENT
                           -------------------------

     NEGATIVE PLEDGE AGREEMENT (the "Agreement"), made as of this 26th day of December, 1997, by and between WPI GROUP, INC., WPI UK HOLDING, INC., WPI UK HOLDING II, INC., each a New Hampshire corporation with executive offices at 1155 Elm Street, Manchester, New Hampshire 03101 (individually and collectively, the "Pledgor"), and FLEET BANK - NH, a bank organized under the laws of the State of New Hampshire with a principal place of business at 1155 Elm Street, Manchester, New Hampshire 03101(the "Bank").

                                  WITNESSETH:
                                  ----------

     WHEREAS, pursuant to an Amended and Restated Commercial Loan Agreement of even date (the "Loan Agreement"), Bank has granted to Pledgor and its Domestic Subsidiaries (defined below) a revolving line of credit loan in the principal amount of up to Thirty Million Dollars ($30,000,000.00) and a term loan in the principal amount of Fifteen Million Dollars ($15,000,000.00) (collectively, the "Loan"), all as set forth and described in the Loan Agreement; and

     WHEREAS, the Pledgor owns all of the capital stock of WPI Group (U.K.), an unlimited company organized under the laws of the United Kingdom and Wales, which owns all of the capital stock of WPI Oyster-Termiflex Limited and WPI Husky Computers Limited, corporations organized under the laws of the United Kingdom (the foregoing entities are collectively referred to herein as the "Foreign Subsidiaries");

     WHEREAS, pursuant to a Security Agreement of even date (the "Security Agreement"), Pledgor and the other subsidiaries of WPI Group, Inc., namely WPI Electronics, Inc., WPI Magnetec, Inc., WPI Micro Palm, Inc., WPI Power Systems, Inc., WPI Termiflex, Inc., WPI Micro Processor Systems, Inc., and WPI DecisionKey, Inc., and WPI Oyster Terminals, Inc., each a New Hampshire corporation, and WPI Husky Computers, Inc., a Florida corporation, (collectively, the "Domestic Subsidiaries") have granted to Bank a security interest in all of the assets and properties of the Pledgor and the Domestic Subsidiaries; and

     WHEREAS, the Bank has agreed that for the convenience of the Pledgor's business operations, the Bank shall not require that the Foreign Subsidiaries be co-borrower's or guarantors of the Loan, or grant a security interest in their assets, provided that the Pledgor shall execute and deliver this Agreement agreeing not to authorize or consent to the transfer or pledge of any of the assets of the Foreign Subsidiaries. Terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

     NOW, THEREFORE, in consideration of the willingness of the Bank to make the Loan to Pledgor and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.    Warranties and Representations of the Pledgor.  Pledgor hereby makes
           ---------------------------------------------
the following representations and warranties which shall survive the execution and delivery of this Agreement and shall be continuing representations and warranties:

           (a) The Foreign Subsidiaries are wholly-owned subsidiaries of Pledgor;

           (b) The Foreign Subsidiaries own their assets free and clear of any leases, liens, security interests, encumbrances or interests or claims of any other person or entity, except as set forth on the attached Schedule A;
                                                                     ----------

           (c) To the best of Pledgor's knowledge, after due inquiry, the Pledgor has not performed any acts which might prevent the Bank from enforcing any of the material terms and conditions of this Agreement or which would limit the enforceability of this Agreement; and

           (d) Each of the Foreign Subsidiaries is duly organized, validly existing, and in good standing under the laws of the jurisdiction it was incorporated or otherwise formed; has the power to own its properties and to carry on its business as now being conducted; and has the power to own its properties and to carry on its business as now being conducted.

     2.    Covenants of the Pledgor.
           ------------------------

           (a) Subject to the provisions of Section VII(G) of the Loan Agreement respecting Permitted Divestitures, the Pledgor shall not without the Bank's prior written consent, which may be granted or withheld in the Bank's sole discretion, directly or indirectly authorize, consent to or permit the transfer, sale, assignment, pledge, encumbrance or other conveyance of any of the assets or other property interests of the Foreign Subsidiaries, or the granting of a security interest in any such assets other than sales in the ordinary course of business or sales of equipment in any fiscal year not having an aggregate value in excess of 100,000 English pounds sterling, it being understood that any such consent or authorization by any officer or director of the Pledgor who serves as a director or officer of a Foreign Subsidiary shall constitute the consent or authorization of Pledgor for purposes of the covenants contained in this
     Section 2;

           (b) The Pledgor shall not permit any of the assets of the Foreign Subsidiaries to be levied upon, attached or otherwise encumbered through legal process, and if so levied upon, attached or otherwise encumbered shall cause such levy, attachment or other encumbrance to be removed within thirty (30) days of levy, attachment or other encumbrance; and

           (c) The Pledgor shall not directly or indirectly authorize, consent to or permit any of the Foreign Subsidiaries to provide any covenant to, or enter into any agreement with, any third party identical to, substantially similar to, or of the general nature of the covenant provided by the BORROWER to the BANK in subsection (a) above.

     3.    Miscellaneous.
           -------------

           (a) No provision hereof shall be amended except by a writing signed by the Bank and the Pledgor;

           (b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof;

           (c) This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the Bank and the Pledgor;

           (d) No delay, failure to enforce, or single or partial exercise on the part of the Bank in connection with any of its rights hereunder shall constitute an estoppel or waiver thereof, or preclude other or further exercises or enforcement thereof and no waiver of any default hereunder shall be a waiver of any subsequent default;

           (e) This Agreement shall be governed as to its validity, interpretation and effect in accordance with the laws of the State of New Hampshire; and

           (f) PLEDGOR AND BANK MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR BANK TO ENTER INTO THIS AGREEMENT AND MAKE THE LOAN.

     IN WITNESS WHEREOF, the Pledgor and the Bank have executed and delivered this Agreement all as of the day and year first above written.


                                   PLEDGOR
                                   -------

                                   WPI GROUP, INC.
                                   WPI UK HOLDING, INC.,
                                   WPI UK HOLDING II, INC.,

/s/ Elizabeth M. Fogelgren
/s/ Michael Tule                   By: /s/ John W. Powers
------------------------------        ---------------------------------
Witness                               John W. Powers, for, on behalf of, and as
                                      Duly Authorized Officer or Agent of each
                                      of the above-named corporations


                                   BANK
                                   ----

                                   FLEET BANK N-H


/s/ Curtis W. Little, Jr.          By: /s/ Elizabeth M. Fogelgren
------------------------------        ---------------------------------
Witness                                Elizabeth M. Fogelgren
                                       Assistant Vice President

                           NEGATIVE PLEDGE AGREEMENT

                                  SCHEDULE A
                                  ----------

                        List of Permitted Encumbrances
                        ------------------------------